UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 1, 2024
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On August 2, 2024, Yext, Inc., a Delaware corporation (the “Company” or “Yext”) filed a Current Report on Form 8-K (the “Initial Report”) reporting the completion of the previously announced acquisition (the “Merger”) of Hearsay Social, Inc. (“Hearsay”) pursuant to an Agreement and Plan of Merger, dated June 10, 2024 (the “Merger Agreement”) with Hearsay, Houston Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Yext, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of Hearsay’s stockholder. As reported on the Initial Report, the Merger was completed on August 1, 2024.
This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend the Initial Report to include the historical financial statements of Hearsay and certain pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. Except for the filing of such financial statements and pro forma financial information, this Amendment No. 1 does not modify or update the Initial Report.
Item 9.01.     Financial Statements and Exhibits.
(a)  Financial Statements of Business or Funds Acquired

The audited consolidated financial statements of Hearsay as of and for the year ended December 31, 2023, the related notes thereto, and related report of Grant Thornton LLP, Hearsay's independent registered public accounting firm, as set forth in their report thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

The unaudited consolidated financial statements of Hearsay as of and for the three months ended March 31, 2024 and the related notes thereto are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

(b)  Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of April 30, 2024 and unaudited pro forma condensed combined statements of operations for the year ended January 31, 2024 and the three months ended April 30, 2024, together with the notes related thereto, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that Yext and Hearsay would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the Merger.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm of Hearsay Social, Inc.
99.1	Audited financial statements of Hearsay Social, Inc. as of and for the year ended December 31, 2023.
99.2	Unaudited financial statements of Hearsay Social, Inc. as of and for the three months ended March 31, 2024.
99.3	Unaudited pro forma condensed combined financial statements of Yext, Inc. as of April 30, 2024 for the three months ended April 30,2024 and for the year ended January 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Darryl Bond
Darryl Bond Chief Financial Officer (Principal Financial Officer)

Date: October 17, 2024